                         DAUPHIN DEPOSIT CORPORATION
                         CONSOLIDATED BALANCE SHEET
                          January 31, 1994 and 1993
                                 (UNAUDITED)
                                 (thousands)

                                             1994          1993                                                 1994         1993
                                      -------------------------                                          ------------------------
ASSETS                                                              LIABILITIES
- ------                                                              -----------
Cash And Due From Banks                  $201,841      $174,886     Deposits
                                      -----------   -----------      Non-Interest Bearing                   $468,861     $404,314
Short-Term Investments                                               Interest Bearing                      3,107,256    3,187,996
 Interest Bearing Deposits With Banks       3,778         6,917                                          -----------  -----------
 Federal Funds Sold                             0         4,850
 Other Short-Term Investments                   0             0       Total Deposits                       3,576,117    3,592,310
                                      -----------   -----------                                          -----------  -----------

  Total Short-Term Investments              3,778        11,767     Short-Term Borrowings
                                      -----------   -----------      Federal Funds Purchased & Securities
                                                                     Sold Under Agreements To Repurchase     673,866      542,638
Investment Securities                                                U.S. Treasury Tax And Loan Notes         51,735       52,597
 U.S. Treasury Securities                 262,476       301,424                                          -----------  -----------
 Oblig. Of Other U.S. Gov't Agencies    1,318,137     1,199,131
 Oblig. Of States & Pol. Subdivisions     436,757       369,597       Total Short-Term Borrowings            725,601      595,235
 Other Securities                         109,614       182,533                                          -----------  -----------
                                      -----------   -----------
                                                                    Long-Term Debt                            92,447       92,582
  Total Investment Securities           2,126,984     2,052,685
                                      -----------   -----------     Accrued Expenses And Taxes                57,583       41,105

Assets Held for Sale                       10,694        21,666     Dividends Payable                          7,477        5,955
                                      -----------   -----------                                          -----------  -----------

Loans (Net Of Unearned Income)          2,545,947     2,402,181       Total Liabilities                    4,459,225    4,327,187
Allowance For Loan Losses                  39,925        37,049                                          -----------  -----------
                                      -----------   -----------     STOCKHOLDERS' EQUITY
                                                                    --------------------
  Total Net Loans                       2,506,022     2,365,132
                                      -----------   -----------     Preferred Stock
                                                                    Common Stock                             163,208      163,205
Bank Premises And Equipment                63,962        68,143     Surplus                                   10,528       10,809
                                                                    Retained Earnings                        332,731      291,935
                                                                    Retained Earnings-Investment Valuation    40,600            0
Accrued Interest Receivable                37,499        42,417     Treasury Stock, At Cost                   (2,112)      (3,790)
                                                                                                         -----------  -----------

Other Assets                               53,400        52,650       Total Stockholders' Equity             544,955      462,159
                                      -----------   -----------                                          -----------  -----------

  Total Assets                         $5,004,180    $4,789,346       Total Liab. & Stockholders' Equity  $5,004,180   $4,789,346
                                      ===========   ===========                                          ===========  ===========

                         DAUPHIN DEPOSIT CORPORATION
                      CONSOLIDATED STATEMENT OF INCOME
                           January 1 to January 31
                                 (UNAUDITED)
                                 (thousands)

                                                  1994             1993
                                            ---------------  ---------------
                                                January          January
                                              -----------      -----------
Interest Income
  Interest And Fees On Loans                     $16,056          $16,443
  Interest And Dividends On Investment Sec.
    Taxable                                        8,408            9,450
    Exempt From Federal Income Taxes               2,032            1,935
  Interest On Deposits                                36               13
  Interest On Assets Held for Sale                    62               82
  Other Interest Income                                0               46
                                              -----------      -----------
    Total Interest Income                         26,594           27,969
                                              -----------      -----------
Interest Expense
  Interest On Deposits
    Savings Deposits                               3,264            3,999
    Time Deposits                                  6,273            7,424
                                              -----------      -----------
                                                   9,537           11,423
  Interest On Short-Term Borrowing                 1,809            1,373
  Interest On Long-Term Borrowing                    565              567
                                              -----------      -----------
    Total Interest Expense                        11,911           13,363
                                              -----------      -----------
Net Interest Income                               14,683           14,606
Provision For Loan Losses                            704              807
                                              -----------      -----------
Net Int Inc After Prov. For Loan Losses           13,979           13,799
                                              -----------      -----------
Non-Interest Income
  Fiduciary Activities                             1,347            1,329
  Service Charges On Deposit Accounts                954            1,027
  Other Service Charges And Fees                     925              792
  Broker/dealer Commissions And Fees                 585              446
  Securities Gains (Losses)                          360                7
  Other                                              331              543
                                              -----------      -----------
                                                   4,502            4,144
                                              -----------      -----------
Non-Interest Expense
  Salaries And Employee Benefits                   5,613            5,412
  Net Occupancy Expense                              745              652
  Furniture And Equipment Expense                    850              791
  Deposit Insurance                                  665              688
  Other                                            3,014            2,893
                                              -----------      -----------
                                                  10,887           10,436
                                              -----------      -----------
Income Before Income Taxes                         7,594            7,507
Income Tax Expense (Benefit)                       1,844            1,809
                                              -----------      -----------
Net Income                                        $5,750           $5,698
                                              ===========      ===========
Earnings Per Share                                 $0.18            $0.17
                                              ===========      ===========

                                     -6-